EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of Cornell Companies, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Nieser, Chief Financial Officer, Senior Vice President and Treasurer, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.     The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

/s/ John R. Nieser
John R. Nieser, Senior Vice President, Chief Financial Officer and Treasurer
August 9, 2010

Note:  The certification the registrant furnishes in this exhibit is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Registration Statements or other documents filed with the Securities and Exchange Commission shall not incorporate this exhibit, except as otherwise stated in such filing.